WARRANTY DEED

For Value Received,

Richard Bergeman and Victoria R. Bergeman, husband and wife

GRANTOR(s), do(es) hereby GRANT, BARGAIN, SELL and CONVEY unto

Gentor Idaho, Inc., an Idaho Corporation

GRANTEE(s), whose address is: 571 Cedar Hill Road, Whitehall MT 59759 the following described real property, to-wit:

See exhibit “A” attached hereto as made a part hereof

TO HAVE AND TO HOLD the premises with its appurtenances unto the said Grantees, their heirs and assigns forever.  And the said Grantors do hereby covenant to and with the said Grantees, that they are the owners in fee simple of said premises that said premises are free from all encumbrances except the current year’s taxes and assessments, conditions, covenants, restrictions, reservations, easements, rights and rights of way, apparent or of record and that they will warrant and defend the same from all lawful claims whatsoever.

Dared this 29th day of June, 2007.

/s/ Richard Bergeman

___________________________

Richard Bergeman

/s/ Victoria Bergeman

___________________________

Victoria Bergeman

STATE OF IDAHO

  )

  ) ss.

COUNTY OF BANNOCK

  )

On this 29th day of June, 2007, before me Mark Cano, a notary public in and for said state, personally appeared Richard Bergeman and Victoria Bergeman known or identified to me to be the persons whose names are subscribed to the within the instrument, and acknowledged to me that they executed the same.

/s/ Mark Cano

_____________________

Notary Public

Residing at: Pocatello, ID

SEAL

Commission Expires: May 26, 2011

LEGAL DESCRIPTION

EXHIBIT “A”

PARCEL “A”

A PARCEL OF LAND LOCATED IN THE NORTHWEST QUARTER, SOUTHWEST QUARTER SECTION 22, T. 14 N., R. 23 E., NOISE MERIDIAN, LEMHI COUNTY, IDAHO, MORE PARTICULARLY DESCRIBED AS FOLLOWS:

COMMENCING AT THE NORTH QUARTER CORNER OF SAID SECTION 22, FROM WHICH THE SOUTH QUARTER CORNER OF SAID SECTION BEARS S. 00° 51' 49" W. A DISTANCE OF 5290.30 FT., THE BASIS OF BEARING OF THIS DESCRIPTION, RUN THENCE S. 00° 51' 49" W. ALONG THE NORTH SOUTH CENTERLINE OF SAID SECTION A DISTANCE OF 3963.27 FT. TO THE SOUTHWEST CORNER OF THE NORTHWEST QUARTER SOUTHEAST QUARTER OF SAID SECTION;

THENCE N. 89° 23' 0" W. ALONG THE SOUTHERLY BOUNDARY OF THE NORTH HALF SOUTHWEST QUARTER OF SAID SECTION A DISTANCE OF 1195.66 FT. TO THE POINT OF BEGINNING;

THENCE CONTINUING N. 89° 23' 00" W. ALONG SAID BOUNDARY A DISTANCE OF 1459.39 FT TO THE SOUTHWEST CORNER OF SAID NORTHWEST QUARTER SOUTHWEST QUARTER OF SAID SECTION;

THENCE N. 00° 45' 24" E. ALONG THE WESTERLY BOUNDARY OF THE WEST HALF OF SAID SECTION A DISTANCE OF 2644.86 FT. TO THE NORTHWEST CORNER OF THE SOUTHWEST QUARTER NORTHWEST QUARTER OF SAID SECTION;

THENCE S. 89° 23' 21" e. ALONG THE NORTHERLY BOUNDARY OF SAID SOUTHWEST QUARTER NORTHWEST QUARTER A DISTANCE OF 578.93 FT. TO A POINT ON THE SOUTHERLY RIGHT-OF-WAY OF THE MAY-PATTERSON HIGHWAY;

THENCE THE FOLLOWING COURSES AND DISTANCES ALONG SAID RIGHT OF WAY;

S. 44° 08' 12" E., 273.33 FE.; 254.25 FT. ALONG A CURVE TO THE RIGHT HAVING A DELTA OF 10° 30' 00', A RADIUS OF 1387.40 FT. AND A CHORD BEARING OF S. 38° 53' 12" e. FOR A DISTANCE OF 253.90 FT.; S. 33° 38' 12" E., 162.50 FT.; 747.52 FT. ALONG A CURVE TO THE LEFT HAVING A DELTA OF 14° 43' 09", A RADIUS OF 2909.79 FT. AND A CHORD OF BEARING OF S. 40° 59' 46" E. FOR A DISTANCE OF 745.46 FT.;

THENCE S. 66° 58' 42" W. A DISTANCE OF 104.86 FT.;

THENCE N. 86° 58' 48" W. A DISTANCE OF 90.26 FT.;

THENCE S. 00° 20' 32" W. A DISTANCE OF 578.58 FT.;

THENCE S. 01° 35' 07" W. A DISTANCE OF 261.60 FT.;

THENCE S. 09° 26' 14" E. A DISTANCE OF 695.53 FT. TO THE POINT OF BEGINNING

TOGETHER WITH 72 INCHES OF WATER, UNDER WATER RIGHT NO. 73-215C PRIORITY DATE JULY 2, 1902